Balter Long/Short Equity Fund
Investor Class Shares  [BEQRX]

Supplement dated January 9, 2014 to the Summary Prospectus, Prospectus and
Statement of Additional Information dated December 31, 2013

Effective immediately, the Investor Class shares of the Balter Long/Short Equity Fund are not available for sale to the public until further notice.

Please retain this Supplement with the Summary Prospectus, Prospectus, and Statement of Additional Information.